KINDER MORGAN ENERGY PARTNERS, L.P. AND SUBSIDIARIES
        EXHIBIT 32.2 - CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Kinder Morgan Energy Partners, L.P. (the "Company") on Form 10-K for the yearly period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 4, 2005                /s/ C. Park Shaper
                                       ----------------------------------------
                                       C. Park Shaper
                                       Executive Vice President and Chief
                                       Financial Officer of Kinder Morgan
                                       Management, LLC, the delegate of Kinder
                                       Morgan G.P., Inc., the General Partner of
                                       Kinder Morgan Energy Partners, L.P.